UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2009

Republic Airways Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-49697	06-1449146
(Commission File Number)	(IRS Employer Identification No.)

8909 Purdue Road
Suite 300
Indianapolis, IN 46268
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 484-6000

None.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A  amends the Current Report on Form 8-K of Republic Airways Holdings Inc. (the “Company”) filed with the Securities and Exchange Commission on October 1, 2009 (the “Original Report”) related to the completion of the Company’s acquisition of Frontier Airlines Holdings, Inc. (“Frontier”) and its subsidiaries, Frontier Airlines, Inc. and Lynx Aviation, Inc. In response to parts (a) and (b) of Item 9.01 of the Original Report, the Company stated that it would file the required financial information by amendment, as permitted by Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K.

This Form 8-K/A amends the Original Report to include the financial information required by Item 9.01 of Form 8-K . The information previously reported in the Original Report is hereby incorporated by reference into this Form 8-K/A, except to the extent such information is amended by this Form 8-K/A.

Item 9.01             Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired

Unaudited interim condensed consolidated balance sheets of Frontier (Debtors-In-Possession as of April 10, 2008) as of September 30, 2009 and March 31, 2009, and the related unaudited interim condensed consolidated statements of operations and cash flows for the six months ended September 30, 2009 and 2008 is hereby incorporated by reference and attached as Exhibit 99.1.

Audited consolidated balance sheets of Frontier (Debtors-In-Possession as of April 10, 2008) as of March 31, 2009 and 2008 and the related consolidated statements of operations, shareholders’ equity (deficit) and other comprehensive income (loss), and cash flows for each of the three years in the period ended March 31, 2009 is hereby incorporated by reference and attached as Exhibit 99.2.

(b)           Pro Forma Financial Information

The Unaudited Pro Forma Condensed Combined Financial Information as of September 30, 2009, for the nine months ended September 30, 2009 and for the year ended December 31, 2008, giving effect to the acquisition of Frontier, is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d)           Exhibits

Exhibit #	Title of Document

23.1	Consent of KPMG LLP, Independent Auditor for Frontier Airlines Holdings, Inc.

99.1
Unaudited interim condensed consolidated balance sheets of Frontier (Debtors-In-Possession as of April 10, 2008) as of September 30, 2009 and March 31, 2009 and the related unaudited interim condensed consolidated statements of operations and cash flows for the six months ended September 30, 2009 and 2008.

99.2
Audited consolidated balance sheets of Frontier (Debtors-In-Possession as of April 10, 2008) as of March 31, 2009  and 2008 and the related consolidated statements of operations, shareholders’ equity (deficit) and cash flows for each of the years in the three-year period ended March 31, 2009.

99.3	Unaudited Pro Forma Condensed Combined Financial Information as of September 30, 2009, for the nine months ended September 30, 2009 and for the year ended December 31, 2008

(All other items on this report are inapplicable.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC AIRWAYS HOLDINGS INC.

By:	/s/ Robert H. Cooper
	Name:	Robert H. Cooper
	Title:	Executive Vice President and
Chief Financial Officer

Dated: December 11, 2009